EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              Richard Bacon
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by Richard Bacon.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96


EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              Harwell Barber
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by Harwell Barber.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              Paul J. Brower
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by Paul J. Brower.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              T. D. Churchwell
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by T. D. Churchwell.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              Harry D. Mattison
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by Harry Mattison.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              Tommy Morris
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by Tommy Morris.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              Dian G. Owen
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by Dian G. Owen.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              James Parker
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by James Parker.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              F. L. Stephens
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by F. L. Stephens.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96

EXHIBIT 24.16
                      POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Glenn Files and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              Dennis M. Sharkey
                              Director







Subscribed and sworn to before me this 23rd day of January, 1996 by Dennis M. Sharkey.

                              Martha Murray
                              Notary Public

My Commission Expires:
11-19-96